EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

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                                  Exhibit 32.1

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report of Infinity Capital Group, Inc. (the "Company") on Form 10-QSB/A for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report") I, Gregory H. Laborde, Chief Executive Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 25, 2007


/s/Gregory H. Laborde
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Gregory H. Laborde, Chief Executive Officer and President


This certification accompanies the Amended Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.